August 1, 2010 as amended September 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated August 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
TINCX	TCINX	Pending	TZINX

Templeton Global Investment Trust	SUMMARY PROSPECTUS
Templeton Income Fund

Investment Goal

To generate current income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 33 in the Fund's Prospectus and under “Buying and Selling Shares” on page 58 of the Fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	0.65%	0.50%	None
Other expenses	0.39%	0.39%	0.39%	0.39%
Acquired fund fees and expenses[2]	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[1]	1.25%	1.65%	1.50%	1.00%
Fee waiver and/or expense reduction[1]	-0.02%	-0.02%	-0.02%	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.23%	1.63%	1.48%	0.98%

1. The investment manager has agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (an acquired fund) as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission. This reduction will continue as long as the Fund relies on the exemptive order and is included in all years in the following Example table.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 545	$ 799	$ 1,072	$ 1,850
Class C	$ 266	$ 514	$ 887	$ 1,933
Class R	$ 151	$ 468	$ 808	$ 1,768
Advisor Class	$ 100	$ 312	$ 542	$ 1,201
If you do not sell your shares:
Class C	$ 166	$ 514	$ 887	$ 1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in numerous countries, including developing markets countries, as well as stocks that offer or could offer attractive dividend yields. The Fund may invest in high-yield bonds. These bonds are rated below investment grade and are sometimes referred to as “junk bonds.” The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries such as telecommunications, pharmaceuticals and natural resources located anywhere in the world, including developing markets, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The equity securities in which the Fund invests are primarily common stock. The Fund’s investment manager searches for undervalued or out-of-favor debt and equity securities and equity securities offering current income.

The Fund may invest a portion of its assets in bank loans, corporate loans and loan participations.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net short exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives from time to time, including interest rate futures contracts, swap agreements (which may include interest rate and credit default swaps) and credit-linked notes. The use of these derivative transactions may allow the Fund to obtain net long exposures to selected interest rates, countries, duration or credit risks.

When searching for debt securities, the investment manager performs an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In its analysis, the investment manager considers a variety of factors, including the experience and managerial strength of the company; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; the company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When searching for equity securities, the investment manager uses a “bottom up,” value-oriented, long-term approach, focusing on the market price of a security relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. The investment manager also analyzes global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluates market inefficiencies to identify investment opportunities stemming from market mispricings.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Focus   To the extent that the Fund focuses on particular countries, regions, industries sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

High Yield Debt Securities   Issuers of lower-rated or "high yield" debt securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high yield debt securities generally fluctuate more than those of higher credit quality. High yield debt securities are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	13.84%
Worst Quarter:	Q4'08	-9.82%
As of June 30, 2010, the Fund's year-to-date return was -4.79% for Class A.
AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	Since Inception 7/1/2005
Templeton Income Fund - Class A
Return Before Taxes	22.89%	5.53%
Return After Taxes on Distributions	22.12%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	15.24%	3.97%
Templeton Income Fund - Class C	26.21%	6.08%
Templeton Income Fund - Class R	27.90%	6.27%
Templeton Income Fund - Advisor Class	27.86%	6.78%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	35.41%	4.06%
Barclays Capital Multiverse Index (index reflects no deduction for fees, expenses or taxes)[1]	8.03%	5.66%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Sub-Advisor

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

LISA F. MYERS, J.D., CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since inception (2005).

CINDY L. SWEETING, CFA   President, Chairman and Director of Global Advisors and portfolio manager of the Fund since 2007.

JAMES HARPER, CFA   Portfolio Manager of Global Advisors and portfolio manager of the Fund since September 2010.

MICHAEL HASENSTAB PH.D.   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (2005).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Income Fund

Investment Company Act file #811-08226
425 PSUM 09/10	00070438